SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                          June 1, 1998 (March 1, 1998)


                          CONSOLIDATED STAINLESS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)

       00-22690                                      59-1669166
(Commission File Number)                (I.R.S. Employer Identification Number)

                 1601 East Amelia Street Orlando, Florida 32803
                    (Address of principal executive offices)

                                 (407) 896-4000
                         (Registrant's telephone number)
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Item 5. Other Events

      As previously reported, on December 15, 1997, Consolidated Stainless, Inc. (the "Company") filed for relief under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330) in the United States Bankruptcy Court for the District of Delaware, Case No. 97-2593 (the "Bankruptcy Filing").

In connection with the Bankruptcy Filing, the Company is required to file monthly operating reports with the United States Bankruptcy Court (the "Monthly Reports"). The Company is filing herewith the Monthly Reports (i) for the month ending March 31, 1998 and (ii) for the month ending April 30, 1998, as Exhibits
99.1 and 99.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

      (b)   Pro Forma Financial Information.

                  Not applicable.

      (c)   Exhibits.

            99.1 Monthly Operating Report of Consolidated Stainless, Inc. for the month ended March 31, 1998. (1)

            99.2 Monthly Operating Report of Consolidated Stainless, Inc. for the month ended April 30, 1998. (1)

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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the commission upon its request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CONSOLIDATED STAINLESS, INC.
                                                            (Registrant)


Dated: June 1, 1998                               By: /s/ Ronald J. Adams
                                                      ------------------------
                                                      Ronald J. Adams,
                                                      President


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                                 EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
99.1                          Monthly Operating Report of
                              Consolidated Stainless, Inc. for
                              the month ended March 31, 1998.

99.2                          Monthly Operating Report of
                              Consolidated Stainless, Inc. for
                              the month ended April 30, 1998.


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